UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06143

CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. Credit Suisse Global Fixed Income Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2006 to October 31, 2007

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

October 31, 2007

■  CREDIT SUISSE
GLOBAL FIXED INCOME FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2007; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report
October 31, 2007 (unaudited)

November 20, 2007

Dear Shareholder:

Performance Summary
11/01/06 – 10/31/07

Fund & Benchmark	Performance
Common[1]	7.57%
Advisor[1]	7.55%
Class A1,2	7.42%
Class C1,2	6.53%
Lehman Brothers Global Aggregate Bond Index[3]	8.91%

Performance for the Fund's Class A and Class C Shares is without the maximum sales charge of 4.75% and 1.00%, respectively.2

Market Overview: For the twelve months ended October 31, 2007 volatility has become a feature within financial markets

The recent liquidity crisis notwithstanding, government bond markets have been the major beneficiaries of the more frequent bouts of volatility occurring in the riskier asset classes over the past year. Global growth has remained robust, as China continues to act as the growth engine within the Asian markets. U.S. real GDP driven by consumer demand and solid growth in the manufacturing and service sectors is forecast to grow at around 2% for 2007 in spite of the exceptionally weak start to the year and more recently, the fall out in sub-prime mortgages which has triggered a general tightening in credit conditions and exacerbated an already weak housing market.

Growth within the Euro region appears to have decelerated with export growth showing signs of slowing, probably due to the strength of the Euro. Conversely, Japanese growth, which slowed after a strong start to the year, now seems to be recovering, with strong export growth benefiting from a weak currency with the real effective exchange rate at a 10-year low. China has tightened monetary policy, while the U.S. Federal Reserve (Fed) has cut interest rates by 0.75% to 4.5%. The European Central Bank has raised rates by 0.25% on four occasions, taking official rates to 4%, but they have now remained on hold since June. In February, the Bank of Japan (BoJ) tightened for the second time in this current cycle, to 0.5% but has since remained on hold with inflation once again negative.

Through the fourth quarter of 2006, the focus for global bond markets was the extent of the U.S. slowdown. Market valuations became increasingly narrowly focused, dominated by the weak U.S. housing market rather than the overall economic picture. The broader evidence suggested a soft landing, but inflation

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

remained a risk. Elsewhere, in Europe and Japan, their respective recoveries continued to broaden and central banks retained a tightening bias. In the first quarter of 2007, there was much discussion about the 'Goldilocks' scenario for the global economy where inflation pressures remain mute and growth is neither too hot nor too cold. This followed from the sharp correction in energy and commodity prices during the fourth quarter of 2006 and the subsequent easing of inflation pressures with slightly softer global demand.

The first quarter of 2007 also witnessed a synchronized move toward risk aversion and demonstrated how globalized the markets had become with an immediate re-pricing of the riskier asset classes — equities, credit and emerging markets. A confluence of factors triggered the move: China's 9% one day fall in its equity market; tensions surrounding Iran's nuclear ambitions; the troubled U.S. sub-prime mortgage business; and the risks to the 'carry trade' with the strengthening Japanese Yen following the BoJ second rate increase.

In the second quarter, the market was surprised at the speed of the turnaround in the U.S. economy. Global demand was also accelerating once more, with China as the engine of growth within Asia. Given the buoyant global outlook, interest rate concerns notwithstanding, the appetite for risk remained relatively high.

For the third quarter of 2007, the escalation of the problems surrounding U.S. sub-prime mortgages triggered a far-reaching liquidity squeeze and flight to safe haven markets, namely government bond markets. The markets were reassured by the Fed's decision to cut the funds rate in two stages by 0.75% as they acknowledged that there were broader risks to the economy. This move was key to the return of investors' appetite for risk towards the end of September and into October.

Through most of the period yield curves had continued to flatten, demonstrating a confidence that, with central banks in tightening mode, inflation risks would be contained. But in the last quarter, yield curves have steepened as shorter-dated maturities benefited from the flight to quality bid and a perception that even in Europe, monetary policy would remain on hold. In addition, investors demanded a higher risk premium for holding longer-dated assets as global inflation concerns increased driven by resurgent oil and commodity prices and the sharply weaker U.S. Dollar.

Strong equity markets supported by positive earnings announcements which in many cases exceeded forecasts and historically low default rates had been the key drivers for the credit markets in the last year. But prior to the recent financial turmoil, the risk premium had been eroded as investors' had sought yield and spread differentials had reached unsustainable levels. The credit markets were looking increasingly vulnerable with increased merger and acquisition activity and leveraged buyouts as well as more general expectations that companies

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

would start to re-leverage their balance sheets combined with expectations that the earnings cycle had finally peaked.

Strategic Review and Outlook: Global demand remains robust driven by the economies of the emerging nations.

The overweight to the United States treasury market and the underweight to both Europe and Japan was a major contributor to relative performance. The key negative was our holdings in issuers in the credit market which had exposure to U.S. residential mortgages as these underwent significant spread widening relative to the treasury market with the fall out in sub-prime mortgages.

During the period, we maintained our overweight to the U.S. relative to both Europe and Japan in the belief that, with the U.S. at the top of the interest rate cycle, economic growth would slow. In Europe, the ECB would continue to tighten as their recovery was gaining momentum and Japan would also pursue a policy of normalizing monetary policy with growth forecast to remain on a gradual uptrend. Indeed, in local currency terms, the U.S. has outperformed.

In terms of duration management, for most of the last year the Fund has been biased towards a more defensive position as yield curves had been steepening and we focused on shorter-dated maturities as uncertainty over future growth and inflation increased. We reduced our short duration later in the year as we correctly anticipated that the fall out in the credit markets would prove deeper than many market participants originally forecasted. However, at the total fund level, we still retained a slightly short duration versus the benchmark and this has proved detrimental to relative performance.

In currencies, the U.S. Dollar has been in a long-term secular downtrend with the Dollar closing at historic lows against many major currencies by the end of the period. Periods of strength for the U.S. currency have been brief despite the Fed maintaining a tightening bias through most of the period and the economy staging a recovery from weak first quarter 2007 growth. The carry trade has continued to be a dominating feature within currency markets and periods of volatility have brought this into sharp focus. One such period occurred over the last few months, with the Japanese Yen appreciating by around 8% against the U.S. currency between July and September at the height of the liquidity crisis. In anticipation of a change in sentiment towards the carry trade we had moved to overweight the Japanese Yen early in the year which proved premature. Elsewhere, our multiple hedging strategies have been positive as the U.S. Dollar has been universally weak against all currencies over the past twelve months.

In our opinion, global growth is strongly biased toward the emerging nations and China which is now a major contributor to world growth. The effects of the

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

liquidity crisis on the real global economy now appear to be a noticeable, but not overwhelming tightening of credit conditions. Growth may be soft in the United States and Europe over the short term, but this should prove healthy in order to offset embryonic inflation pressures. In the United States, the weak U.S. Dollar and solid global backdrop should help support exports and cushion the economy from weaker domestic demand. However, we believe the market may prove overly optimistic about the willingness of the Fed to continue to cut rates in the future.

While Europe is facing a mix of tighter credit conditions and softening business investment, we expect monetary policy to remain on hold. We maintain a preference for shorter-dated maturities, as we still expect yield curves to steepen. However, with global inflation pressures still to the upside, volatility will present tactical trading opportunities at the longer end. In the short term, we expect credit markets will continue to be dominated by the fallout from the liquidity crisis, especially with regards to the financial sector and in particular the investment banks and the brokers with the fear of further large write downs going into the fourth quarter.

Credit Suisse Global Fixed Income Management Team

John de Garis
Joanne Gilbert
Kam T. Poon

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Fixed income investing entails credit risks and interest rate risks. Typically, when interest rates rise, the market value of fixed income securities generally declines and the share price of the Fund can fall.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Global Fixed Income Fund1 Common Class shares,
Advisor Class shares and the Lehman BrothersTM
Global Aggregate Bond Index3 for Ten Years.

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Global Fixed Income Fund1 Class A shares2
and the Lehman BrothersTM Global Aggregate Bond Index3,6
from Inception (11/30/01).

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

Comparison of Change in Value of $10,000 Investment in the Credit Suisse Global Fixed Income Fund1 Class C shares2 and the Lehman BrothersTM Global Aggregate Bond Index3,7 from Inception (04/29/05).

Average Annual Returns as of September 30, 20071

	1 Year	5 Years	10 Years	Since Inception
Common Class[4]	6.87%	6.52%	5.43%	6.78%
Advisor Class[5]	6.91%	6.39%	5.08%	5.45%
Class A Without Sales Charge	6.61%	6.28%	—	6.22%
Class A With Maximum Sales Charge	1.59%	5.26%	—	5.33%
Class C Without CDSC	5.83%	—	—	1.29%
Class C With CDSC	4.83%	—	—	1.29%

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

Average Annual Returns as of October 31, 20071

	1 Year	5 Years	10 Years	Since Inception
Common Class[4]	7.57%	6.90%	5.71%	6.84%
Advisor Class[5]	7.55%	6.78%	5.35%	5.54%
Class A Without Sales Charge	7.42%	6.66%	—	6.39%
Class A With Maximum Sales Charge	2.29%	5.63%	—	5.51%
Class C Without CDSC	6.53%	—	—	1.80%
Class C With CDSC	5.53%	—	—	1.80%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (with maximum sales charge of 4.75%), was 2.29%. Total return for the Fund's Class C shares for the reporting period, based on offering price (including maximum contingent deferred sales charge of 1.00%), was 5.53%.

3  The Lehman BrothersTM Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Lehman Brothers Inc., including the U.S. AggregateTM Bond Index, the Pan-EuropeanTM Aggregate Index, the Global TreasuryTM Index, the Asian-PacificTM Aggregate Index, the EurodollarTM Index and the U.S. InvestmentTM Grade 144A Index. Investors cannot invest directly in an index.

4  Inception date: 11/1/1990.

5  Inception date: 8/12/1996.

6  Performance for the benchmark is not available for the period beginning November 30, 2001(commencement of operations). For that reason, performance is shown for the period beginning December 1, 2001.

7  Performance for the benchmark is not available for the period beginning April 29, 2005 (commencement of operations). For that reason, performance is shown for the period beginning May 1, 2005.

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2007.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended October 31, 2007

Actual Fund Return	Common Class	Advisor Class	Class A	Class C
Beginning Account Value 5/1/07	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/07	$1,042.80	$1,043.20	$1,042.50	$1,037.70
Expenses Paid per $1,000*	$4.89	$4.89	$6.18	$10.02
Hypothetical 5% Fund Return
Beginning Account Value 5/1/07	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/07	$1,020.42	$1,020.47	$1,019.16	$1,015.38
Expenses Paid per $1,000*	$4.84	$4.79	$6.11	$9.91
	Common Class	Advisor Class	Class A	Class C
Annualized Expense Ratios*	0.95%	0.94%	1.20%	1.95%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

Credit Quality Breakdown*

Ratings S&P
AAA	51.0%
AA	16.5%
A	14.0%
BBB	8.8%
BB	0.3%
B	1.9%
CCC	0.4%
Subtotal	92.9%
Short-Term Investment	7.1%
Total	100.0%

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse Global Fixed Income Fund
Schedule of Investments
October 31, 2007

	Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS (89.6%)
Australia (1.2%)
Sovereign (1.2%)
860	AUD	Queensland Treasury Corp., Series 15G, Global Government Guaranteed Notes	(AAA, Aaa)	10/14/15	6.000	$762,688
TOTAL AUSTRALIA						762,688
Austria (2.3%)
Banks (2.3%)
160,000	JPY	Osterreichische Kontrollbank AG, Global Government Guaranteed Notes	(AAA, Aaa)	03/22/10	1.800	1,417,200
TOTAL AUSTRIA						1,417,200
Belgium (6.6%)
Sovereign (6.6%)
600	EUR	Kingdom of Belgium	(AA+, Aa1)	03/28/09	3.750	863,273
2,030	EUR	Kingdom of Belgium	(AA+, Aa1)	03/28/28	5.500	3,293,145
TOTAL BELGIUM						4,156,418
Bermuda (2.1%)
Insurance (1.8%)
130	USD	Everest Reinsurance Holdings, Notes	(A-, A3)	10/15/14	5.400	128,454
500	USD	Merna Reinsurance, Ltd., Series A, Senior Notes#	(AAA, Aa2)	07/07/10	5.881	499,925
500	USD	Merna Reinsurance, Ltd., Series B, Secured Notes#	(AA+, A2)	07/07/10	6.981	499,925
						1,128,304
Telecommunications (0.3%)
225	USD	Intelsat, Ltd., Global Senior Notes	(B, Caa1)	11/01/08	5.250	223,031
TOTAL BERMUDA						1,351,335
Canada (2.6%)
Pipelines (0.1%)
75	USD	TransCanada PipeLines, Ltd., Yankee Bonds	(A-, A2)	01/15/15	4.875	72,266
Sovereign (2.5%)
1,500	CAD	Government of Canada	(AAA, Aaa)	09/01/09	4.250	1,580,069
TOTAL CANADA						1,652,335
Denmark (1.1%)
Oil & Gas (1.1%)
500	EUR	Dong Energy AS, Senior Unsecured Notes	(BBB+, Baa1)	06/29/12	3.500	681,381
TOTAL DENMARK						681,381
Germany (8.5%)
Automobile Manufacturers (0.4%)
200	EUR	DaimlerChrysler North America Holding Corp., Series EMTN, Company Guaranteed Notes	(BBB+, A3)	03/16/10	4.375	286,944

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Schedule of Investments (continued)
October 31, 2007

	Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
Germany
Banks (4.4%)
120,000	JPY	Kreditanstalt fuer Wiederaufbau, Global Government Guaranteed Notes	(AAA, Aaa)	02/16/26	2.050	$1,017,384
200,000	JPY	Landwirtschaftliche Rentenbank, Series EMTN, Unsubordinated Notes	(AAA, Aaa)	04/25/13	1.375	1,747,674
						2,765,058
Diversified Financials (0.2%)
100	EUR	Volkswagen Leasing GMBH, Series EMTN, Company Guaranteed Notes	(A-, A3)	10/18/12	4.875	144,391
Sovereign (3.5%)
140	EUR	Federal Republic of Germany	(AAA, Aaa)	07/04/10	5.250	208,195
520	EUR	Federal Republic of Germany	(AAA, Aaa)	01/04/12	5.000	776,153
500	EUR	Federal Republic of Germany	(AAA, Aaa)	07/04/16	4.000	712,238
365	EUR	Federal Republic of Germany	(AAA, Aaa)	01/04/37	4.000	486,356
						2,182,942
TOTAL GERMANY						5,379,335
Ireland (3.4%)
Banks (2.3%)
1,000	EUR	Depfa ACS Bank, Rule 144A‡	(AAA, Aaa)	04/15/08	3.250	1,438,898
Diversified Financials (1.1%)
500	EUR	GE Capital European Funding, Series EMTN, Company Guaranteed Notes	(AAA, Aaa)	10/27/16	4.125	685,927
TOTAL IRELAND						2,124,825
Italy (2.7%)
Sovereign (2.7%)
190,000	JPY	Republic of Italy	(A+, Aa2)	02/23/10	1.800	1,680,919
TOTAL ITALY						1,680,919
Japan (2.4%)
Sovereign (2.4%)
200,000	JPY	Development Bank of Japan, Global Government Guaranteed Notes	(AA, Aaa)	06/20/23	1.050	1,509,938
TOTAL JAPAN						1,509,938
Luxembourg (2.8%)
Insurance (1.2%)
500	EUR	Hannover Finance SA, Euro-zone Company Guaranteed Notes (Callable 02/26/14 @ $100.00)‡‡	(A, A)	02/26/24	5.750	739,073
Sovereign (0.5%)
200	EUR	ITW Finance Europe SA, Euro-zone Company Guaranteed Notes	(AA, Aa3)	10/01/14	5.250	292,316

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Schedule of Investments (continued)
October 31, 2007

	Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
Luxembourg
Telecommunications (1.1%)
149	EUR	SES Global, Company Guaranteed Notes	(BBB, Baa2)	11/19/08	4.500	$215,044
350	EUR	SES Global, Series EMTN, Company Guaranteed Notes	(BBB, Baa2)	03/15/11	4.000	494,171
						709,215
TOTAL LUXEMBOURG						1,740,604
Malaysia (0.6%)
Oil & Gas (0.6%)
320	USD	Petroliam Nasional Berhad, Rule 144A, Bonds‡	(A-, A1)	08/15/15	7.750	368,656
TOTAL MALAYSIA						368,656
Netherlands (2.8%)
Banks (0.9%)
700	TRY	ABN Amro Bank NV, Series EMTN, Notes	(AA-, Aa2)	01/09/08	20.000	596,696
Diversified Financials (0.2%)
77	EUR	BASF Finance Europe NV, Series EMTN, Unsubordinated Notes	(AA-, Aa3)	09/26/14	5.000	113,166
Insurance (1.2%)
500	EUR	Allianz Finance II BV, Euro-zone Company Guaranteed Notes	(AA, Aa3)	11/29/12	5.625	751,644
Sovereign (0.5%)
200	EUR	Government of the Netherlands	(AAA, Aaa)	07/15/12	5.000	299,270
TOTAL NETHERLANDS						1,760,776
Norway (2.5%)
Diversified Financials (2.5%)
180,000	JPY	Eksportfinans ASA, Global Bonds	(AA+, Aaa)	06/21/10	1.800	1,594,681
TOTAL NORWAY						1,594,681
Spain (2.8%)
Banks (2.8%)
1,300	EUR	Banco Bilbao Vizcaya Argentaria SA, Notes	(AAA, Aaa)	02/25/15	3.500	1,744,640
TOTAL SPAIN						1,744,640
Sweden (0.3%)
Telecommunication Equipment (0.3%)
150	EUR	Telefonaktiebolaget LM Ericsson, Series EMTN, Notes	(BBB+, Baa1)	06/27/17	5.375	213,616
TOTAL SWEDEN						213,616
United Kingdom (11.4%)
Agriculture (0.4%)
150	EUR	BAT International Finance PLC, Series EMTN, Company Guaranteed Notes	(BBB+, Baa1)	06/29/17	5.375	217,134

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Schedule of Investments (continued)
October 31, 2007

	Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
United Kingdom
Banks (2.0%)
900	EUR	HBOS Treasury Services PLC, Series EMTN‡‡	(AAA, Aaa)	07/13/16	4.375	$1,269,390
Commercial Services (0.4%)
250	USD	Ashtead Holdings PLC, Rule 144A, Secured Notes (Callable 08/01/10 @ $104.31)‡	(B, B1)	08/01/15	8.625	240,000
Sovereign (8.6%)
1,645	GBP	UK Treasury Bonds‡‡	(AAA, Aaa)	03/07/08	5.000	3,410,044
950	GBP	UK Treasury Bonds‡‡	(AAA, Aaa)	03/07/25	5.000	2,025,571
						5,435,615
TOTAL UNITED KINGDOM						7,162,139
United States (33.5%)
Automobile Manufacturers (1.2%)
710	USD	DaimlerChrysler North America Holding Corp., Global Company Guaranteed Notes	(BBB+, A3)	03/15/11	5.875	725,459
Banks (0.7%)
410	USD	USB Capital IX, Company Guaranteed Notes (Callable 04/15/11 @ $100.00)#	(A+, A1)	03/29/49	6.189	413,681
Diversified Financials (5.2%)
215	USD	American Express Co., Notes (Callable 09/01/16 @ $100.00)§#	(A-, A3)	09/01/66	6.800	220,790
215	USD	Ameriprise Financial, Inc., Senior Unsecured Notes	(A-, A3)	11/15/10	5.350	216,856
260	USD	BAE Systems Holdings, Inc., Rule 144A, Notes‡	(BBB+, Baa2)	08/15/10	4.750	258,446
380	USD	Ford Motor Credit Co., Notes§	(B, B1)	06/16/08	6.625	378,358
110	USD	General Motors Acceptance Corp., Global Notes§	(BB+, Ba1)	05/15/09	5.625	104,833
60	USD	General Motors Acceptance Corp., Global Notes§	(BB+, Ba1)	12/01/14	6.750	53,238
230	USD	Goldman Sachs Group, Inc., Global Notes§	(AA-, Aa3)	01/15/15	5.125	222,686
120	USD	GrafTech Finance, Inc., Global Company Guaranteed Notes (Callable 02/15/08 @ $103.42)	(B, B2)	02/15/12	10.250	126,000
200	USD	HSBC Finance Capital Trust IX, Notes (Callable 11/30/15 @ $100.00)#	(A, A1)	11/30/35	5.911	191,545
160	USD	John Deere Capital Corp., Series MTN, Notes§	(A, A2)	07/25/11	5.650	163,170
160	USD	Residential Capital Corp., Company Guaranteed Notes§	(BBB-, Ba3)	11/21/08	7.125	134,831

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Schedule of Investments (continued)
October 31, 2007

	Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
United States
Diversified Financials
295	USD	Residential Capital Corp., Company Guaranteed Notes	(BBB-, Ba3)	02/22/11	7.000	$215,495
995	USD	Wachovia Capital Trust III, Bank Guaranteed Notes (Callable 03/15/11 @ $100.00)#	(A, A2)	08/29/49	5.800	987,836
						3,274,084
Electric (0.2%)
130	USD	PacifiCorp, First Mortgage Notes	(A-, A3)	11/15/11	6.900	137,999
Healthcare Services (0.4%)
265	USD	WellPoint, Inc., Global Unsecured Notes	(BBB+, Baa1)	01/15/11	5.000	263,873
Insurance (3.6%)
275	USD	American International Group, Inc., Global Notes#§	(AA, Aa2)	05/15/13	4.250	259,027
290	USD	Berkshire Hathaway Finance Corp., Global Company Guaranteed Notes§	(AAA, Aaa)	01/15/10	4.125	285,960
200,000	JPY	GE Financial Assurance Holdings, Inc., Global Notes	(A, A2)	06/20/11	1.600	1,739,612
						2,284,599
Lodging (0.3%)
200	USD	Inn of the Mountain Gods, Global Senior Notes (Callable 11/15/08 @ $103.00)§	(B, B3)	11/15/10	12.000	212,000
Media (0.5%)
310	USD	Time Warner, Inc., Company Guaranteed Notes	(BBB+, Baa2)	11/15/16	5.875	308,515
Mortgage Backed Securities (14.0%)
1,529	USD	Fannie Mae Pool #829208‡‡	(AAA, Aaa)	07/01/35	5.000	1,469,250
1,541	USD	Fannie Mae Pool #831730‡‡	(AAA, Aaa)	09/01/36	6.500	1,577,879
1,780	USD	Fannie Mae Pool #848193‡‡	(AAA, Aaa)	11/01/35	5.500	1,756,769
1,830	USD	Fannie Mae Pool #907744‡‡	(AAA, Aaa)	01/01/37	5.500	1,803,841
890	USD	Federal Home Loan Mortgage Corp., Series 3071, Class TF#‡‡	(AAA, Aaa)	04/15/35	5.391	883,065
8,207	JPY	Federal National Mortgage Association, Series 2006-112, Class DS#‡‡	(AAA, Aaa)	11/25/36	1.778	561,934
422	USD	Wachovia Auto Owner Trust, Series 2006-A, Class A3	(AAA, Aaa)	02/22/11	5.350	422,831
300	USD	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3#	(AAA, Aaa)	12/15/43	5.246	297,985
						8,773,554
Oil & Gas (1.3%)
175	USD	Enterprise Products Operating LP, Series B, Global Senior Notes	(BBB-, Baa3)	10/15/34	6.650	177,303
235	USD	Hess Corp., Notes§	(BBB-, Baa3)	08/15/31	7.300	263,891

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Schedule of Investments (continued)
October 31, 2007

	Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
United States
Oil & Gas
200	USD	Pemex Project Funding Master Trust, Rule 144A, Company Guaranteed Notes#‡	(BBB, Baa1)	06/15/10	6.994	$203,500
155	USD	XTO Energy, Inc., Notes	(BBB, Baa2)	06/30/15	5.300	152,746
						797,440
Pharmaceuticals (1.8%)
300	USD	Bristol-Myers Squibb Co., Notes§	(A+, A2)	08/15/13	5.250	299,994
600	EUR	Pfizer, Inc., Notes	(AAA, Aa1)	05/15/17	4.550	845,711
						1,145,705
Retail (0.2%)
140	USD	Home Depot, Inc., Global Senior Unsecured Notes	(BBB+, Baa1)	03/01/16	5.400	133,973
Telecommunications (2.6%)
385	USD	AT&T, Inc., Global Notes§	(A, A2)	09/15/34	6.150	390,404
250	USD	Centennial Cellular Communications Corp., Global Company Guaranteed Notes (Callable 06/15/08 @ $105.06)	(CCC+, B2)	06/15/13	10.125	266,875
315	USD	Embarq Corp., Notes	(BBB-, Baa3)	06/01/16	7.082	329,746
275	USD	Motorola, Inc., Notes	(A-, Baa1)	11/16/07	4.608	274,937
40	USD	Sprint Capital Corp., Global Company Guaranteed Notes	(BBB, Baa3)	03/15/32	8.750	45,734
335	USD	Verizon Communications, Inc., Global Senior Notes	(A, A3)	02/15/16	5.550	337,532
						1,645,228
Whole Loan CMO (1.5%)
955	USD	USAA Auto Owner Trust, Series 2006-2, Class A3‡‡	(AAA, Aaa)	09/15/10	5.320	956,437
TOTAL UNITED STATES						21,072,547
TOTAL BONDS (Cost $52,487,606)						56,374,033
Number of Shares
SHORT-TERM INVESTMENTS (10.3%)
2,164,595		State Street Navigator Prime Portfolio§§				2,164,595

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Schedule of Investments (continued)
October 31, 2007

Par (000)		Maturity	Rate%	Value
SHORT-TERM INVESTMENTS
$4,347	State Street Bank and Trust Co. Euro Time Deposit‡‡	11/01/07	3.600	$4,347,000
TOTAL SHORT-TERM INVESTMENTS (Cost $6,511,595)				6,511,595
TOTAL INVESTMENTS AT VALUE (99.9%) (Cost $58,999,201)				62,885,628
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)				33,471
NET ASSETS (100.0%)				$62,919,099

INVESTMENT ABBREVIATIONS

EMTN = Euro Medium Term Note

MTN = Medium Term Note

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities amounted to a value of $2,509,500 or 4.0% of net assets.

#  Variable rate obligations — The interest rate shown is the rate as of October 31, 2007.

‡‡  Collateral segregated for futures contracts.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro Currency

GBP = Great British Pound

JPY = Japanese Yen

TRY = New Turkish Lira

USD = U.S. Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Statement of Assets and Liabilities
October 31, 2007

Assets
Investments at value, including collateral for securities on loan of $2,164,595 (Cost $58,999,201) (Note 2)	$62,885,628[1]
Cash	918
Foreign currency at value (cost $1,584,633)	1,608,657
Interest receivable	835,357
Unrealized appreciation on forward currency contracts (Note 2)	297,734
Cash segregated at brokers for futures contracts	65,000
Receivable for fund shares sold	31,134
Prepaid expenses and other assets	22,840
Total Assets	65,747,268
Liabilities
Advisory fee payable (Note 3)	19,603
Administrative services fee payable (Note 3)	8,993
Shareholder servicing/Distribution fee payable (Note 3)	1,682
Payable upon return of securities loaned (Note 2)	2,164,595
Payable for fund shares redeemed	345,768
Unrealized depreciation on forward currency contracts (Note 2)	183,836
Variation margin payable (Note 2)	30,376
Directors' fee payable	10,269
Other accrued expenses payable	63,047
Total Liabilities	2,828,169
Net Assets
Capital stock, $0.001 par value (Note 6)	6,124
Paid-in capital (Note 6)	71,212,124
Accumulated net investment loss	(559,004)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(11,819,283)
Net unrealized appreciation from investments, futures contracts and foreign currency translations	4,079,138
Net Assets	$62,919,099
Common Shares
Net assets	$57,151,054
Shares outstanding	5,562,411
Net asset value, offering price, and redemption price per share	$10.27
Advisor Shares
Net assets	$11,937
Shares outstanding	1,070
Net asset value, offering price, and redemption price per share	$11.16
A Shares
Net assets	$5,119,600
Shares outstanding	498,561
Net asset value and redemption price per share	$10.27
Maximum offering price per share (net asset value/ (1-4.75%))	$10.78
C Shares
Net assets	$636,508
Shares outstanding	62,073
Net asset value and offering price per share	$10.25

1  Including $2,120,708 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Statement of Operations
For the Year Ended October 31, 2007

Investment Income (Note 2)
Interest	$3,102,111
Securities lending	4,702
Total investment income	3,106,813
Expenses
Investment advisory fees (Note 3)	718,348
Administrative services fees (Note 3)	99,424
Shareholder servicing/Distribution fees (Note 3)
Class A	13,835
Class C	6,602
Transfer agent fees (Note 3)	133,774
Printing fees (Note 3)	55,371
Registration fees	48,678
Custodian fees	38,910
Audit and tax fees	25,914
Legal fees	25,367
Directors' fees	22,370
Insurance expense	6,138
Commitment fees (Note 4)	1,660
Interest expense (Note 4)	824
Miscellaneous expense	9,153
Total expenses	1,206,368
Less: fees waived (Note 3)	(503,501)
Net expenses	702,867
Net investment income	2,403,946
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Foreign Currency Related Items
Net realized gain from investments	1,692,013
Net realized loss from futures contracts	(61,372)
Net realized loss from foreign currency transactions	(24,235)
Net change in unrealized appreciation (depreciation) from investments	884,681
Net change in unrealized appreciation (depreciation) from futures contracts	(78,345)
Net change in unrealized appreciation (depreciation) from foreign currency translations	119,243
Net realized and unrealized gain from investments, futures contracts and foreign currency related items	2,531,985
Net increase in net assets resulting from operations	$4,935,931

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Statements of Changes in Net Assets

	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
From Operations
Net investment income	$2,403,946	$3,345,888
Net realized gain (loss) from investments, futures contracts and foreign currency transactions	1,606,406	(1,219,707)
Net change in unrealized appreciation (depreciation) from investments, futures contracts and foreign currency translations	925,579	2,266,133
Net increase in net assets resulting from operations	4,935,931	4,392,314
From Dividends
Dividends from net investment income
Common Class shares	(1,722,759)	(2,050,983)
Advisor Class shares	(261)	(210)
Class A shares	(125,716)	(200,576)
Class C shares	(10,639)	(10,175)
Net decrease in net assets resulting from dividends	(1,859,375)	(2,261,944)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	11,695,372	20,661,148
Reinvestment of dividends	1,610,304	1,890,834
Net asset value of shares redeemed	(42,071,542)	(67,314,111)
Net decrease in net assets from capital share transactions	(28,765,866)	(44,762,129)
Net decrease in net assets	(25,689,310)	(42,631,759)
Net Assets
Beginning of year	88,608,409	131,240,168
End of year	$62,919,099	$88,608,409
Accumulated net investment loss	$(559,004)	$(2,784,087)

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Financial Highlights
(For a Common Class Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of year	$9.79	$9.58	$10.42	$10.59	$9.90
INVESTMENT OPERATIONS
Net investment income[1]	0.33	0.30	0.27	0.27	0.28
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	0.40	0.11	(0.34)	0.70	1.11
Total from investment operations	0.73	0.41	(0.07)	0.97	1.39
LESS DIVIDENDS
Dividends from net investment income	(0.25)	(0.20)	(0.77)	(1.14)	(0.70)
Net asset value, end of year	$10.27	$9.79	$9.58	$10.42	$10.59
Total return[2]	7.57%	4.38%	(1.07)%	9.63%	14.73%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$57,151	$81,638	$114,697	$128,816	$134,903
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	3.37%	3.07%	2.66%	2.67%	2.69%
Decrease reflected in above operating expense ratios due to waivers	0.70%	0.66%	0.64%	0.70%	0.76%
Portfolio turnover rate	138%	79%	230%	224%	239%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Financial Highlights
(For an Advisor Class Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of year	$10.61	$10.37	$11.21	$11.32	$10.54
INVESTMENT OPERATIONS
Net investment income[1]	0.36	0.32	0.29	0.29	0.24
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	0.44	0.12	(0.36)	0.74	1.19
Total from investment operations	0.80	0.44	(0.07)	1.03	1.43
LESS DIVIDENDS
Dividends from net investment income	(0.25)	(0.20)	(0.77)	(1.14)	(0.65)
Net asset value, end of year	$11.16	$10.61	$10.37	$11.21	$11.32
Total return[2]	7.55%	4.33%	(0.99)%	9.54%	14.16%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$12	$11	$11	$11	$11
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	1.45%
Ratio of net investment income to average net assets	3.38%	3.07%	2.66%	2.67%	2.22%
Decrease reflected in above operating expense ratio due to waivers	0.70%	0.66%	0.64%	0.70%	0.76%
Portfolio turnover rate	138%	79%	230%	224%	239%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of year	$9.78	$9.57	$10.41	$10.58	$9.89
INVESTMENT OPERATIONS
Net investment income[1]	0.31	0.27	0.23	0.24	0.25
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	0.40	0.12	(0.33)	0.70	1.12
Total from investment operations	0.71	0.39	(0.10)	0.94	1.37
LESS DIVIDENDS
Dividends from net investment income	(0.22)	(0.18)	(0.74)	(1.11)	(0.68)
Net asset value, end of year	$10.27	$9.78	$9.57	$10.41	$10.58
Total return[2]	7.42%	4.13%	(1.32)%	9.37%	14.46%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$5,120	$6,188	$15,788	$5,667	$1,433
Ratio of expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	3.13%	2.82%	2.41%	2.42%	2.39%
Decrease reflected in above operating expense ratios due to waivers	0.70%	0.66%	0.64%	0.70%	0.76%
Portfolio turnover rate	138%	79%	230%	224%	239%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,		For the Period Ended October 31,
	2007	2006	2005[1]
Per share data
Net asset value, beginning of period	$9.77	$9.57	$10.12
INVESTMENT OPERATIONS
Net investment income[2]	0.23	0.20	0.07
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	0.40	0.11	(0.57)
Total from investment operations	0.63	0.31	(0.50)
LESS DIVIDENDS
Dividends from net investment income	(0.15)	(0.11)	(0.05)
Net asset value, end of period	$10.25	$9.77	$9.57
Total return[3]	6.53%	3.27%	(4.93)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$637	$772	$745
Ratio of expenses to average net assets	1.95%	1.95%	1.93%[4]
Ratio of net investment income to average net assets	2.38%	2.07%	1.37%[4]
Decrease reflected in above operating expense ratios due to waivers	0.70%	0.66%	0.64%[4]
Portfolio turnover rate	138%	79%	230%

1  For the period April 29, 2005 (inception date) through October 31, 2005.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements
October 31, 2007

Note 1. Organization

Credit Suisse Global Fixed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company that seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Fund was incorporated under the laws of the State of Maryland on July 6, 1990.

The Fund is authorized to offer four classes of shares: Common Class shares, Advisor Class shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except that it bears different expenses which reflect the differences in the range of services provided to them. The Fund's Common Class shares are closed to new investors, with certain exceptions as set forth in the prospectus. Effective December 12, 2001, the Advisor Class closed to new investments. Although no further Advisor Class shares can be purchased, shareholders can redeem their shares through any available methods. Class A shares are sold subject to a front-end sales charge of 4.75%. Class C shares are sold subject to a contingent deferred sales change of 1.00% if the shares are redeemed within the first year of purchase.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 2. Significant Accounting Policies

determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premium and accretes discount using the effective interest method. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 2. Significant Accounting Policies

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2007, the Fund had the following open forward foreign currency contracts:

Forward Foreign Currency Contract	Expiration Date	Foreign Currency to be Purchased/(Sold)		Contract Amount	Contract Value	Unrealized Gain (Loss)
Australian Dollars	12/19/2007	AUD	(309,110)	$(258,302)	$(285,688)	$(27,386)
British Pound	12/19/2007		£613,982	1,253,936	1,273,445	19,509
British Pound	12/19/2007		£(619,351)	(1,253,876)	(1,284,581)	(30,705)
British Pound	12/19/2007		£(300,000)	(601,680)	(622,223)	(20,543)
British Pound	12/19/2007		£(775,841)	(1,568,657)	(1,609,152)	(40,495)
British Pound	12/19/2007		£(315,000)	(627,869)	(653,334)	(25,465)
Canadian Dollar	12/19/2007	CAD	389,492	376,958	410,166	33,208
Canadian Dollar	12/19/2007	CAD	(367,425)	(375,000)	(386,928)	(11,928)
Danish Krone	12/19/2007	DKK	1,845,251	345,042	358,391	13,349

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 2. Significant Accounting Policies

Forward Foreign Currency Contract	Expiration Date	Foreign Currency to be Purchased/(Sold)		Contract Amount	Contract Value	Unrealized Gain (Loss)
Euro Economic Unit	12/19/2007		€890,000	$1,253,876	$1,288,463	$34,587
Euro Economic Unit	12/19/2007		€452,618	633,208	655,260	22,052
Euro Economic Unit	12/19/2007		€2,523,442	3,513,388	3,653,214	139,826
Euro Economic Unit	12/19/2007		€(880,000)	(1,253,936)	(1,273,986)	(20,050)
Euro Economic Unit	12/19/2007		€(264,047)	(375,000)	(382,264)	(7,264)
Japanese Yen	12/19/2007		¥69,840,000	600,000	609,305	9,305
Japanese Yen	12/19/2007		¥(15,000,000)	(132,065)	(130,864)	1,201
Swedish Krona	12/19/2007	SEK	3,536,794	531,748	556,445	24,697
				$2,061,771	$2,175,669	$113,898

I) TBA PURCHASE COMMITMENTS — The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

J) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.

When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 2. Significant Accounting Policies

payments may be required for a futures transaction. At October 31, 2007, the Fund had the following open futures contracts:

Futures Contracts	Number of Contracts long (short)	Expiration Date	Contract Amount	Contract Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 5 Year Notes Futures	37	12/31/07	$3,985,112	$3,971,719	$(13,393)
U.S. Treasury 2 Year Notes Futures	94	12/31/07	19,441,745	19,468,281	26,536
Federal Republic of Germany 10 Year	7	12/06/07	1,157,158	1,147,722	(9,436)
			$24,584,015	$24,587,722	$3,707
U.S. Treasury 10 Year Notes Futures	(20)	12/19/07	(2,202,370)	(2,200,312)	2,058
U.S Treasury 20 Year Bond Futures	(22)	12/19/07	(2,483,880)	(2,477,062)	6,818
			$(4,686,250)	$(4,677,374)	$8,876
			$19,897,765	$19,910,348	$12,583

K) OPTIONS — The Fund may purchase and write (sell) call and put options on securities, currencies and swap agreements (options on swap agreements are commonly known as "swaptions"). The Fund may write covered and uncovered put and call options and purchase put and call options for hedging purposes or to increase total return. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option is exercised, the underlying

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 2. Significant Accounting Policies

security could then be purchased or sold by the Fund at a disadvantageous price. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk that the securities on which the option is written may not be available for purchase if the call option is exercised. Uncovered put options have speculative characteristics and the potential loss is substantial.

Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded. OTC equity index options are priced according to the contract specifications (days to expiration, current spot index level, interest rates, dividends, strike price) using the Black-Scholes pricing model, modified for dividends. At October 31, 2007 the Fund had no outstanding options contracts.

L) SWAPS — The Fund may enter into index swaps for hedging purposes or to seek to increase total return. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract.

The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. At October 31, 2007 the Fund had no outstanding swap contracts.

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 2. Significant Accounting Policies

M) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Fund's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB had been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2007, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $240,690, of which $234,881 was rebated to borrowers (brokers). The Fund retained $4,702 income from the cash collateral investment and SSB, as lending agent, was paid $1,107. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

N) OTHER — The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income is earned or gains are realized.

The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 2. Significant Accounting Policies

oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent the Fund invests in junk bonds) the Fund's net asset value.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended October 31, 2007, investment advisory fees earned and voluntarily waived were $718,348 and $503,501 respectively. Credit Suisse will not recapture from the Fund any fees it waived during the fiscal year ended October 31, 2007. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Limited ("Credit Suisse U.K."), an affiliate of Credit Suisse, is sub-investment adviser to the Fund. Credit Suisse U.K.'s sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Fund.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2007, co-administrative services fees earned by CSAMSI were $65,377. Effective December 1, 2006, the co-administration fee was reduced from an annual rate of 0.10% to 0.09%.

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 3. Transactions with Affiliates and Related Parties

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2007, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $34,047.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. This fee is calculated at an annual rate of 0.25% and 1.00% of the average daily net assets of the Class A shares and Class C shares, respectively. Common Class shares and Advisor Class shares are not subject to distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation for these services from Credit Suisse. Credit Suisse is then reimbursed by the Fund. For the year ended October 31, 2007, the Fund reimbursed Credit Suisse $105,361, which is included in the Fund's transfer agent expense.

For the year ended October 31, 2007, CSAMSI and its affiliates advised the Fund that it retained $203 from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2007, Merrill was paid $50,107 for its services to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 4. Line of Credit

October 31, 2007 the Fund had no borrowings under the Credit Facility. During the year ended October 31, 2007 the Fund had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$2,556,500	5.798%	$3,964,000

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

	Investment Securities	US Government/ Agency Obligations
Purchases	$92,784,351	$79,285,551
Sales	107,635,245	82,588,706

Note 6. Capital Share Transactions

The Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares are classified as Common Class shares, five hundred million shares are classified as Advisor Class shares, one billion as Class A shares and five hundred million as Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Common Class
	For the Year Ended October 31, 2007		For the Year Ended October 31, 2006
	Shares	Value	Shares	Value
Shares sold	1,059,254	$10,472,467	1,857,166	$17,925,000
Shares issued in reinvestment of dividends	155,898	1,532,731	184,764	1,766,032
Shares redeemed	(3,993,020)	(39,282,926)	(5,670,502)	(54,597,405)
Net decrease	(2,777,868)	$(27,277,728)	(3,628,572)	$(34,906,373)
	Advisor Class
	For the Year Ended October 31, 2007		For the Year Ended October 31, 2006
	Shares	Value	Shares	Value
Shares issued in reinvestment of dividends	25	$261	20	$210
Shares redeemed	0	0	(5)	(48)
Net increase	25	$261	15	$162

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 6. Capital Share Transactions

	Class A
	For the Year Ended October 31, 2007		For the Year Ended October 31, 2006
	Shares	Value	Shares	Value
Shares sold	111,816	$1,098,392	246,388	$2,357,388
Shares issued in reinvestment of dividends	7,741	76,077	12,891	122,827
Shares redeemed	(253,697)	(2,496,986)	(1,275,787)	(12,341,741)
Net decrease	(134,140)	$(1,322,517)	(1,016,508)	$(9,861,526)
	Class C
	For the Year Ended October 31, 2007		For the Year Ended October 31, 2006
	Shares	Value	Shares	Value
Shares sold	12,720	$124,513	39,694	$378,760
Shares issued in reinvestment of dividends	125	1,235	186	1,765
Shares redeemed	(29,742)	(291,630)	(38,753)	(374,917)
Net increase (decrease)	(16,897)	$(165,882)	1,127	$5,608

On October 31, 2007, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Common Class	5	64%
Advisor Class	1	100%
Class A	3	68%
Class C	3	86%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended October 31, 2007 and 2006 by the Fund were as follows:

Ordinary Income
2007	2006
$1,859,375	$2,261,944

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 7. Federal Income Taxes

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, unused capital loss carryforwards, straddle deferrals, and mark to market of forwards and futures contracts. At October 31, 2007, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$2,574,568
Accumulated net realized loss	(11,778,763)
Unrealized appreciation	905,046
$(8,299,149)

At October 31, 2007, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires October 31,
2008	2009	2010	2014	2015
$3,060,573	$583,222	$6,809,221	$1,108,247	$217,500

It is uncertain whether the Fund will be able to realize the benefits before they expire.

During the tax year ended October 31, 2007, the Fund had $5,824,681 of the capital loss carryforward expire.

At October 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $62,050,722, $1,175,025, $(340,119) and $834,906, respectively.

At October 31, 2007, the Fund reclassified $4,144,169 to accumulated net realized loss from investments and $1,680,512 to undistributed net investment loss from paid-in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of paydowns, foreign currency contracts and expired capital loss carryforwards. Net assets were not affected by these reclassifications.

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. On December 22, 2006, the SEC indicated that they would not object if the Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

Credit Suisse Global Fixed Income Fund
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse Global Fixed Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Global Fixed Income Fund, Inc. (the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 26, 2007

Credit Suisse Global Fixed Income Fund
Information Concerning Directors and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Director, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	36	Director of Epoch Holding Corporation
(an investment management and investment advisory services company);
Director of The Adams Express Company
					(a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1932)	Director, Nominating and Audit Committee Member	Since 1999	Currently retired	29	None

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Director, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	29	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan, Inc. (smelting and refining of nonferrous metals company).

1   Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

2   Mr. Garten was initially appointed as a Director of the Fund on February 6, 1998. He resigned as Director on February 3, 2000 and was subsequently reappointed on December 21, 2000.

Credit Suisse Global Fixed Income Fund
Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Director, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	29	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member	Director since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	36	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Director

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1954)	Director	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	29	None

3   Mr. Kenneally is a Director who is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because he was an officer of Credit Suisse within the last two fiscal years.

Credit Suisse Global Fixed Income Fund
Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Lawrence D. Haber c/o Credit Suisse Asset Management, LLC. Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1951)	Chief Executive Officer and President	Since 2007	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

Credit Suisse Global Fixed Income Fund
October 31, 2007 (unaudited)

Important Tax Information for Shareholders

For the fiscal year ended October 31, 2007, the Fund designates approximately $1,859,375, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower tax rates range from 5% to 15% depending on an individual's tax bracket. If the Fund pays a distribution during the calendar year 2007, complete information will be reported in conjunction with Form 1099-DIV.

Credit Suisse Global Fixed Income Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-927-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  GFI-AR-1007

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2007. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2007.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has three audit committee financial experts serving on its audit committee: Enrique R. Arzac, Richard H. Francis and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2006 and October 31, 2007.

	2006	2007
Audit Fees	$19,374	$19,955
Audit-Related Fees(1)	$3,245	$3,340
Tax Fees(2)	$2,515	$2,590
All Other Fees	—	—
Total	$25,134	$25,885

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,245 for 2006 and $3,340 for 2007).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2006 and October 31, 2007.

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2006 and October 31, 2007:

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2006 and October 31, 2007 were $5,760 and $5,930, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

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Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	January 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	January 8, 2008

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	January 8, 2008

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